Exhibit 10.5(h)


                                    BANK AGREEMENT



                    THIS BANK AGREEMENT, dated as of October 27, 1993 (as amended, modified or supplemented from time to time, the "Bank Agreement"), is by and among J&B Management Company, a New Jersey general partnership (J&B), and its affiliates; Leisure Centers, Inc., a corporation organized and existing under the laws of the State of Delaware, J&B Management Corp., Sulgrave Realty Corporation, and Wilmart Development Corp., each of which is a corporation organized and existing under the laws of the State of New Jersey (hereinafter J&B, Leisure Centers, Inc., J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. are sometimes referred to collectively as the "Company" or the "Co-Obligors"), and The Bank of New York (the "Bank").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, the Company is issuing its Series 7, 11% Debentures due January 15, 2002 (the "Debentures") pursuant to the Company's Confidential Private Placement Memorandum dated October 26, 1993, as the same may be from time to time amended (the "Memorandum");

                    WHEREAS, the Company's private placement of the Debentures (the "Offering") will terminate on the earlier of (i) the date on which all the Debentures are sold or (ii) December 31, 1994 (the "Offering Termination Date");

                    WHEREAS, subscribers will purchase Debentures at a closing (the "Initial Closing") to be held when at least $500,000 principal amount of Debentures have been sold and, thereafter, from time to time (each, singly, an "Additional Closing," and, collectively, the "Additional Closings"), at the discretion of the Company, on such day or days as may be determined by the Company, as subscriptions are received and accepted (hereinafter the date of the Initial Closing and the date of any Additional Closing are each referred to as a "Closing Date");

                    WHEREAS, the Company desires to deliver to the Bank amounts received by the Company from subscribers for Debentures (each, singly, a "Purchaser," and, collectively, the "Purchasers"), in payment for the Debentures, which amounts shall be released to the Company at the Initial Closing and at each Additional Closing;

                    WHEREAS, each Purchaser shall be entitled to receive, on a monthly basis prior to the Closing Date with respect to that Purchaser's Debentures, distributions representing interest accrued on that Purchaser's subscription payment at a rate of 11% per annum;

                    WHEREAS, the Company desires to establish an interest bearing escrow fund to be called J&B Management Company Series 7 Escrow Fund Account (the "Fund") with the Bank;

                    WHEREAS, the Company, for the benefit of the Bank and the Purchasers, wishes to assign to, and to grant the Bank a security interest in, certain notes, instruments and documents as more fully described below and the Bank is willing to accept such security interest and assignment upon the terms and conditions hereinafter set forth; and

                    WHEREAS, the Company wishes to appoint the Bank as Escrow Agent, Authenticating Agent, Custodian, Paying Agent, Registrar and Transfer Agent with respect to the Debentures and the above-mentioned notes, instruments and documents and the Bank is willing to accept such appointments upon the terms and conditions hereinafter set forth.

                    NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                    Section 1.  Escrow Agent.
                                -------------

                    Section 1.1 Appointment. The Company hereby appoints and designates the Bank as Escrow Agent for the purposes set forth in this Section 1, and the Bank hereby accepts such appointment.

                    Section 1.2  Escrow.
                                 ------  The Company shall from time to
          time deliver amounts received from Purchasers in payment for the Debentures ("Subscription Payments") to the Bank. The Bank shall deposit the Subscription Payments in the Fund to be established in the Company's name for this purpose by the Bank. Subscription Payments delivered for deposit in the Fund shall be invested in short term certificates of deposit (including certificates of deposit issued by the Bank), A-1, P-1 commercial paper, interest bearing money market accounts, all as specified in writing by the Company and held in trust for the benefit of the Purchasers. The Bank is not responsible for interest, losses, taxes or other charges on investments. All checks delivered to the Bank for deposit in the Fund shall be payable to the order of "J&B Management Company - Escrow Account." Concurrently with such delivery, the Company shall deliver to the Bank a statement of the name, mailing address and tax identification number of each Purchaser whose Subscription Payment is being delivered, and a schedule listing the aggregate Debentures and aggregate cumulative Subscription Payments to date delivered for deposit in the Fund. For the purposes of this Bank Agreement, the Company is authorized to make deposits and give instructions as to investments of deposits and otherwise, as contemplated in this Bank Agreement, to the Bank.

                    Section 1.3  Interest.
                                 --------  During the period (the "Escrow
          Period") commencing upon the date that any Purchaser's Subscription Payment constitutes Cleared Funds (as defined in
          Section 1.11 hereof) and ending on the day immediately preceding the Closing Date with respect to that Purchaser's Debentures, interest will accrue on that Purchaser's Subscription Payment at a rate of 11% per annum, computed on the basis of a year of 360 days consisting of 12 thirty day months. Interest shall be payable on the fifteenth day of each month (each, an "Interest Payment Date"). Four Business Days prior to each such Interest Payment Date, the Bank shall give the Company written notice of the difference between the amount of interest which will be payable on Subscription Payments on such Interest Payment Date and the amount of interest accruing on the Fund's assets which will be available for such payment on such Interest Payment Date. Not later than 11:30 a.m. (New York time) on the second Business Day preceding such Interest Payment Date, the Company shall deposit with the Bank its check in the amount of such difference. On each Interest Payment Date, the Bank shall pay interest which is due and payable to the respective Purchasers by mailing its check in the appropriate amount to each Purchaser by first class mail at the Purchaser's mailing address provided to the Bank pursuant to Section 1.2 hereof. In the event that the Company shall default in its payment obligations to the Bank under this
          Section 1.3, the Bank shall mail its check in the amount of each Purchaser's pro rata share of interest earned and paid on the Fund's assets as provided in this Section 1.3. For purposes of this Bank Agreement, "Business Day" shall mean any day other than a day on which the Bank is authorized to remain closed in New York City.

                    Section 1.4  Conditions of Initial Closing and
                                 ---------------------------------
          Additional Closings.
          ------------------- Notwithstanding anything to the contrary in this Bank Agreement, it is a condition precedent to the Initial Closing and to each Additional Closing that J&B shall deliver to the Bank Set Aside Purchase Notes and the Investor Notes that serve as collateral security for the repayment of the principal of and interest on such Set Aside Purchase Notes (the "Set Aside Investor Notes") in such an amount that the sum of 50% of the principal amount of the Set Aside Purchase Notes plus 90% of the principal amount of the Set Aside Investor Notes equals the principal amount of the Debentures which will be sold at that Initial Closing or Additional Closing, together with the related Consent and Agreement pertaining to each such Set Aside Purchase Note and Set Aside Investor Notes and the related Consent, Assignment and Agreement pertaining to the Purchased Partnership Interest and the related Consent, Assignment and Agreement pertaining to the Secured Partnership Interest and the related Financing Statements (as such terms are defined in Section 7 hereof), as provided in Section 7 hereof. Upon the scheduling of the Initial Closing and each Additional Closing, the Company shall give written notice thereof to the Bank not less than one
          (1) Business Day prior to the date for each such closing.

                    Section 1.5  Cancellation.
                                 ------------ The Company shall give the Bank notice of any Purchaser who cancels his Subscription prior to his Closing Date or whose Subscription Payment was deposited pursuant to Section 1.2 but whose Subscription is rejected, setting forth the name and mailing address of the Purchaser and the amount of the rejected or cancelled subscription. As promptly as practicable thereafter, the Bank shall pay the amount of the cancelled or rejected subscription from the Fund to the Purchaser whose Subscription was cancelled or rejected as directed by the Company. Any interest earned thereon and not theretofore distributed pursuant to Section 1.3 hereof shall be paid to the Purchaser in accordance with Section 1.3 hereof. Payment shall be made by check payable to the Purchaser mailed by the Bank by first class mail directly to the Purchaser at the mailing address of the Purchaser.

                    Section 1.6  Payment.
                                 -------- The Bank, at the Initial Closing and each Additional Closing, upon written instruction from the Company, shall transfer to the Company or to such third party or parties as may be directed by the Company the Cleared Funds then held in the Fund by the Bank. Any interest earned thereon and not theretofore distributed in accordance with Section 1.3 hereof shall be paid to the Purchasers in accordance with Section 1.3 hereof.

                    Section 1.7  Fees and Expenses.
                                 ----------------- In addition to the fees set forth in Section 7.10 hereof, the Bank shall be entitled to an administration fee as compensation for its services under this
          Section 1 in the amount of $5,000 payable (i) upon the execution and delivery of this Bank Agreement and (ii) subject to an adjustment as provided in the next succeeding sentence of this
          Section 1.7, on the first anniversary date of this Bank Agreement, provided however, that the Bank shall not be entitled to payment of an administration fee on such first anniversary date if all of the Debentures have been sold prior thereto. In the event the Offering terminates prior to December 31, 1994, the Company shall be entitled to a refund payable ten days after the Offering Termination Date, of that portion of the administration fee paid to the Bank on the first anniversary date of the Bank Agreement, in an amount calculated as the difference between (a) $5,000 and (b) the product of (x) $5,000 and (y) a fraction, the numerator of which is the number of days between the first anniversary date of this Bank Agreement and the Offering Termination Date, inclusive, and the denominator of which is 365. In no event shall the Bank be entitled to payment of an administration fee, as provided for in this Section 1.7, following the Offering Termination Date. The Company shall also pay the Bank $5 for the preparation and execution of each Purchaser's account including the calculation of interest accrued; $1 for the preparation of each Purchaser's 1099 tax form; $25 for each investment transaction in the Fund; $25 for each returned "bounced" check of a Purchaser; and $500 for each Additional Closing, payable within 10 days after the Bank gives the Company notice that any such amounts are due and payable. Notwithstanding anything herein to the contrary, the Bank shall not charge the Company for the issuance of checks or wire transfers to make monthly payments of accrued interest on Subscription Payments. No additional fee will be payable with respect to wire transfers of and unreturned checks for Subscription Payments. In addition, the Company shall reimburse the Bank for other actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 1 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records, and reasonable fees and expenses of counsel), payable within ten (10) days after the Bank gives notice to the Company that it has incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. Amounts held in the Fund shall not be available to satisfy this obligation or any other obligation of the Company to the Bank. The provisions of this Section 1.7 shall survive the termination of this Bank Agreement.

                    Section 1.8  Termination of Offering.
                                 ----------------------- If the Offering
          should be terminated, the Company shall promptly so advise the Bank in writing, and shall authorize and direct the Bank to return the Subscription Payments to the Purchasers. The Bank thereupon shall return those Subscription Payments to the extent they have not been distributed per Section 1.6 to the Purchasers from whom they were received. Any interest earned on the Subscription Payments and not theretofore distributed pursuant to
          Section 1.3 hereof shall be paid in accordance with Section 1.3 hereof. Upon paying such disbursements to the Purchasers and the Company, the Bank shall be relieved of all of its obligations and liabilities under this Bank Agreement.

                    Section 1.9  Form 1099, etc.
                                 ----------------
                                                  In compliance with
          the Interest and Dividend Tax Compliance Act of 1983, the Company shall request that each Purchaser furnish to the Bank such Purchaser's taxpayer identification number and a statement certified under penalties of perjury that (a) such taxpayer identification number is true and correct and (b) the Purchaser is not subject to the requirements of such Act providing for withholding of 20% of reportable interest, dividends or other payments.

                    Section 1.10  Uncollected Funds.
                                  ----------------- In the event that any funds, including Cleared Funds, deposited in the Fund prove uncollectible after the funds represented thereby have been released by the Bank pursuant to this Bank Agreement, the Company shall reimburse the Bank upon request for the face amount of such check or checks; and the Bank shall, upon instruction from the Company, deliver the returned checks or other instruments to the Company. This section shall survive the termination of this Bank Agreement.

                    Section 1.11  Cleared Funds.
                                  ------------- For the purpose of this
          Bank Agreement, Subscription Payments shall constitute "Cleared Funds" in accordance with the following:

                    (a) if paid by wire transfer, such funds shall constitute Cleared Funds on the date received by the Bank;

                    (b) if paid by check drawn on a New York Clearing House Bank, such funds shall constitute Cleared Funds on the second Business Day following the date received by the Bank; and

                    (c) if paid by check drawn on any bank other than a New York Clearing House Bank, such funds shall constitute Cleared Funds on the third Business Day following the date received by the Bank.

                    Section 2.  Execution.
                                --------- The Debentures shall be executed on behalf of the Company by the manual or facsimile signature of a partner or officer of the Company. All such facsimile signatures shall have the same force and effect as if the partner or officer had manually signed the Debentures. In case any partner or officer of the Company whose signature shall appear on a Debenture shall cease to be such partner or officer before the delivery of such Debenture or the issuance of a new Debenture following a transfer or exchange, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such partner or officer had remained a partner or officer until delivery.

                    Section 3.  Authenticating Agent.
                                ----------------------

                    Section 3.1  Appointment.
                                 ----------- The Company hereby appoints
          and designates the Bank as Authenticating Agent for the purposes set forth in this Section 3, and the Bank hereby accepts such appointment.

                    Section 3.2  Authentication.
                                 --------------- Only such Debentures as
          shall have the Certificate of Authentication endorsed thereon in substantially the form set forth in the form of Debenture attached to the Memorandum, duly executed by the manual signature of an authorized signatory of the Bank, shall be entitled to any right or benefit under this Bank Agreement. No Debentures shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Bank; and such executed certificate upon any such Debenture shall be conclusive evidence that such Debenture has been authenticated and delivered under this Bank Agreement. The Certificate of Authentication on any Debenture shall be deemed to have been executed by the Bank if signed by an authorized signatory of the Bank, but it shall not be necessary that the same person sign the Certificate of Authentication on all of the Debentures.

                    Section 4.  Mutilated, Lost, Stolen or Destroyed
          Debentures.           ------------------------------------
          ---------- Subject to applicable law, in the event any Debenture is mutilated, lost, stolen or destroyed, the Company may authorize the execution and delivery of a new Debenture of like date, number, maturity and denomination as that mutilated, lost, stolen or destroyed, provided, however, that in the case of any mutilated Debenture, such mutilated Debenture shall first be surrendered to the Company, and in the case of any lost, stolen or destroyed Debenture, there shall be first furnished to the Company and the Bank, evidence of the ownership thereof and of such loss, theft or destruction satisfactory to the Company and the Bank, together with indemnification through a bond of indemnity or otherwise as shall be satisfactory to the Company and the Bank. The Company may charge the Purchaser of such Debenture with any amounts satisfactory to the Company and the Bank and permitted by applicable law.

                    Section 5.  Registrar and Transfer Agent.
                                ------------------------------

                    Section 5.1  Appointment.
                                 ------------ The Company hereby appoints and designates the Bank as Registrar and Transfer Agent for the purposes set forth in this Section 5, and the Bank hereby accepts such appointment.

                    Section 5.2  Registration, Transfer and Exchange of
                                 --------------------------------------
          Debentures.
          ---------- The Debentures are issuable only as registered Debentures without coupons in the denomination of $100,000 or any multiple or any fraction thereof at the sole discretion of the Company. Each Debenture shall bear the following restrictive legend: "These securities have not been registered under the Securities Act of 1933, as amended, and may be offered and sold or otherwise transferred only if registered pursuant to the provisions of that Act or if an exemption from registration is available." The Bank shall keep at its principal corporate trust office a register in which the Bank shall provide for the registration and transfer of Debentures. Upon surrender for registration of transfer of any Debenture at such office of the Bank, the Company shall execute, pursuant to Section 2 hereof, and mail by first class mail to the Bank, and the Bank shall authenticate, pursuant to Section 3 hereof, and mail by first class mail to the designated transferee, or transferees, one or more new Debentures in an aggregate principal amount equal to the unpaid principal amount of such surrendered Debenture, registered in the name of the designated transferee or transferees. Every Debenture presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Debenture or his attorney duly authorized in writing. Notwithstanding the preceding, the Debentures may not be transferred without an effective registration statement under the Securities Act of 1933 covering the Debentures or an opinion of counsel to the holder of such Debentures satisfactory to the Company and its counsel that such registration is not necessary under the Securities Act of 1933 (the "Securities Act"). At the option of the owner of any Debenture, such Debenture may be exchanged for other Debentures of any authorized denominations, in an aggregate principal amount equal to the unpaid principal amount of such surrendered Debenture, upon surrender of the Debenture to be exchanged at the principal corporate trust office of the Bank; provided, however, that any exchange for denominations other than $100,000 or an integral multiple thereof shall be at the sole discretion of the Company. Whenever any Debenture is so surrendered for exchange, the Company shall execute, pursuant to Section 2 hereof, and deliver to the Bank, and the Bank shall authenticate, pursuant to
          Section 3 hereof, and mail by first class mail to the designated transferee, or transferees, the Debenture or Debentures which the Debenture owner making the exchange is entitled to receive. Any Debenture or Debentures issued in exchange for any Debenture or upon transfer thereof shall be dated the date to which interest has been paid on such Debenture surrendered for exchange or transfer, and neither gain nor loss of interest shall result from any such exchange or transfer. In addition, each Debenture issued upon such exchange or transfer shall bear the restrictive legend set forth above unless in the opinion of counsel to the Company, such legend is not required to ensure compliance with the Securities Act.

                    Section 5.3  Owner.
                                 ------  The person in whose name any
          Debenture shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of or interest on such Debenture shall be made only to or upon the order of the registered owner thereof or his duly authorized legal representative. Such registration may be changed only as provided in this Section 5, and no other notice to the Company or the Bank shall affect the rights or obligations with respect to the transfer of a Debenture or be effective to transfer any Debenture. All payments to the person in whose name any Debenture shall be registered shall be valid and effectual to satisfy and discharge the liability upon such Debenture to the extent of the sum or sums to be paid.

                    Section 5.4  Transfer Agent.
                                  --------------  The Bank shall send
          executed, authenticated Debentures to Purchasers on Closing Dates and to subsequent owners and transferees who are entitled to receive Debentures pursuant to the terms of this Bank Agreement, by first class mail.

                    Section 5.5  Charges and Expenses.
                                 --------------------  No service charge
          shall be made for any transfer or exchange of Debentures, but in all cases in which Debentures shall be transferred or exchanged hereunder, as a condition to any such transfer or exchange, the owner of the Debenture shall, prior to the delivery of any new Debenture pursuant to such transfer or exchange, reimburse the Company and the Bank for their respective actual out-of-pocket expenses incurred in connection therewith (including, but not limited to, any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records, and reasonable fees and expenses of their respective counsel). The provisions of this Section 5.5 shall survive the termination of this Bank Agreement.

                    Section 5.6  Redemption.
                                 ----------

                    (a) Whenever the Company shall effect a voluntary redemption of part or all of the Debentures, which shall be without premium or penalty, or is required to effect mandatory redemption of part or all of the Debentures, the Company shall give written notice thereof to the Bank at least forty (40) days prior to the date set forth for redemption, the manner in which redemption shall be effected and all the relevant details thereof. The Bank shall give written notice to the Purchasers of that redemption at least thirty (30) days prior to the date set forth for redemption. The Company shall deliver all redeemed Debentures to the Bank for cancellation of the whole or portion thereof, as appropriate, and issuance of new Debentures in denominations equal to the unredeemed portion. In no event, however, shall the Bank pay the redeemed amount or issue new Debentures in denominations equal to the unredeemed portion to a registered owner if that registered owner has not surrendered its Debenture to the Company. No interest shall be payable on the redeemed portion of a Debenture from and after the date of redemption.

                    (b) The Bank hereby acknowledges that the Company may effect a voluntary redemption of part or all of the Debentures without premium or penalty. In the event the Company should effect a partial redemption of the Debentures, the Bank shall (i) return to the Company Set Aside Purchase Notes selected by the Company and the related Set Aside Investor Notes in such an amount that the sum of 50% of the principal amount of such Set Aside Purchase Notes plus 90% of the principal amount of such Set Aside Investor Notes equals the principal amount of the redeemed portion of the Debentures, (ii) execute and deliver to the Company an instrument prepared by J&B effecting a release by the Bank of the existing assignment of the security interest and Purchase Agreement covering the related Purchased Partnership Interest and the related Secured Partnership Interests (as such terms are defined in Section 7.3(a) hereof), (iii) file with the appropriate governmental authorities indicated by J&B to the Bank, Financing Statements delivered by J&B to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement, and (iv) return to J&B the Consent and Agreement described in Section 7.2(c) hereof, the Consent, Assignment and Agreement described in Section 7.3(c) hereof relating to such returned Set Aside Purchase Notes and the Purchased Partnership Interest, respectively, the Consent and Agreement described in Section 7.4(c) hereof and the Consent, Assignment and Agreement described in Section 7.5(c) hereof relating to such returned Set Aside Investor Notes and Secured Partnership Interests, respectively. In no event, however, will the Bank release Set Aside Purchase Notes and Set Aside Investor Notes if the sum of 50% of the principal amount of Set Aside Purchase Notes and plus 90% of the principal amount of the Set Aside Investor Notes held by the Bank following such release would be less than the principal amount of the Debentures that remain outstanding.

                    Section 6.  Paying Agent.
                                ------------

                    Section 6.1  Appointment.
                                 ----------- The Company hereby appoints and designates the Bank as Paying Agent for the purposes set forth in this Section 6, and the Bank hereby accepts such appointment.

                    Section 6.2  Payment Provisions.
                                 -------------------
            The Bank shall pay interest on Subscription Payments and principal of and interest on the Debentures to the persons in whose names the Debentures are registered, subject to the limitations contained in Section 5.6(a) and in accordance with the terms and provisions of this Bank Agreement and the Debentures, by check mailed by first class mail to the registered owner of a Debenture at his address as it appears in the register; provided that not later than 11:30 a.m. (New York time) on the second Business Day preceding each Interest Payment Date or date on which principal of any Debenture is due and payable, the Company shall provide the Bank with sufficient funds to make those payments.

                    Section 6.3  Expenses.
                                 -------- The Company shall reimburse the Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 6 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records), payable within ten (10) days after the Bank gives notice to the Company that it has incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. Notwithstanding anything herein to the contrary, the Bank shall not charge the Company any fees for the issuance of checks or wire transfers to make payments of interest on or repayments of principal of the Debentures. The provisions of this Section 6.3 shall survive the termination of this Bank Agreement.

                    Section 7.  The Custodian.
                                -------------

                    Section 7.1  Appointment.
                                 ------------
          The Company hereby appoints and designates the Bank as Custodian for the purposes set forth in this Section 7, and the Bank hereby accepts such appointment.

                    Section 7.2  Set Aside Purchase Notes.
                                 ------------------------
                    (a) J&B is the holder of certain Purchase Notes and the Investor Notes pledged pursuant to a Purchase Agreement by the respective Investing Partnerships as collateral security for their respective Purchase Notes. Under the terms of each such Purchase Note and Purchase Agreement, J&B is entitled to assign each Purchase Note and J&B's right to payments of interest thereon and the principal amount thereof. Under the terms of each Purchase Agreement, payments of interest due under the Purchase Note will be offset and reduced by payments made under the related Investor Notes issued by the limited partners of the respective Investing Partnership. Interest which is in excess of the amount offset and reduced by payments made under a Purchase Note ("Excess Interest") shall be deferred until the maturity of that Purchase Note.

                    (b) In order to secure the payment of the Bank's fees and expenses under this Section 7 and the payment of principal of and interest on the Debentures, subject to the terms and conditions of Section 7.6 hereof, J&B hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of Debentures from time to time, all of the Purchase Notes, in an aggregate principal amount of $11,750,000, listed in Exhibit A hereto (the "Set Aside Purchase Notes") issued by the Investing Partnerships listed in Exhibit A hereto, and the proceeds thereof. In order to perfect such security interests, J&B shall deliver to the Bank the Set Aside Purchase Notes. Upon receipt of each Set Aside Purchase Note, the Bank shall execute and deliver to the Company a receipt therefor. Notwithstanding the assignment of the Set Aside Purchase Notes to the Bank, the interest payments on all of the Set Aside Purchase Notes shall be payable directly to the Company until such time as an Event of Default (as defined in Section 7.8 hereof) shall occur and be continuing. The parties hereto further confirm that any Excess Interest and deferred principal on a Set Aside Purchase Note paid at the maturity thereof shall belong to the Company so long as an Event of Default shall not have occurred and be continuing.

                    (c) J&B shall deliver to the Bank a Consent and Agreement in the form of Exhibit B hereto, executed by each Investing Partnership listed in Exhibit A hereto, under which the Investing Partnership shall (i) consent to J&B's assignment to the Bank of the Investing Partnership's Set Aside Purchase Note,
          (ii) consent to J&B's delivery of the Investing Partnership's Set Aside Purchase Note to the Bank, and (iii) agree that upon receiving the Bank's notice of an Event of Default that is continuing, the Investing Partnership shall pay all sums due under its Set Aside Purchase Notes directly to the Bank. Upon receipt of each such Consent and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                    Section 7.3  Purchased Partnership Interests.
                                 --------------------------------

                    (a) Each Investing Partnership listed in Exhibit A hereto, in order to secure its payment of the principal of and interest on its Set Aside Purchase Note, has entered into a Purchase Agreement under which the Investing Partnership has granted a security interest in that Investing Partnership's limited partnership interest listed in Exhibit A hereto (a "Purchased Partnership Interest") in a respective Operating Partnership listed in Exhibit A hereto (an "Operating Partnership").

                    (b) In order to secure the payment of the Bank's fees and expenses under this Section 7 and the payment of principal of and interest on the Debentures, subject to the terms and conditions of Section 7.6 hereof, J&B hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of the Debentures from time to time, all of J&B's rights, title and interest in and to each Purchase Agreement listed in Exhibit A hereto, each security interest in a Purchased Partnership Interest created under any such Purchase Agreement, each such Purchased Partnership Interest, each allocation and distribution due and payable or to be made from time to time on such Purchased Partnership Interest, and the proceeds thereof. In order to perfect such security interest, J&B shall deliver to the Bank Financing Statements ("Financing Statements") for filing by the Bank with the appropriate governmental authorities indicated by J&B to the Bank, and hereby agrees to deliver to the Bank from time to time such additional Financing Statements as must be filed with such appropriate governmental authorities in order to continue the perfection of such security interest. Notwithstanding the assignments, pursuant to this Section 7.3(b), of the above-mentioned Purchase Agreements, security interests, Purchased Partnership Interests, and due and payable allocations and distributions on Purchased Partnership Interests to the Bank, all allocations and distributions on such Purchased Partnership Interests, if any, in excess of the amounts due and payable by the Investing Partnership on account of principal and interest on their respective Purchase Notes shall be payable directly to the respective Investing Partnership if an event of default shall not have occurred and be continuing under that Investing Partnership's Set Aside Purchase Note 7.7(g) and shall be payable directly to the Bank for the benefit of the Bank and the owners of the Debentures only if the Bank shall foreclose on the security interest granted pursuant to this Section 7.3(b) pursuant to Section 7.7(e) hereof.

                    (c) J&B shall deliver to the Bank a Consent, Assignment and Agreement in the form of Exhibit C hereto, executed by each Investing Partnership and Operating Partnership listed in Exhibit A hereto, under which the Investing Partnership and Operating Partnership shall (i) consent to J&B's assignment to the Bank, pursuant to Section 7.3(b) hereof, of the Purchase Agreement, security interest in the Purchased Partnership Interest, Purchased Partnership Interest, each allocation and distribution due and payable or to be made from time to time on the Purchased Partnership Interest, and the proceeds thereof;
          (ii) consent to J&B's delivery of the above-mentioned Financing Statements and the Bank's filing of the Financing Statements from time to time with the appropriate governmental authorities; (iii) assign to the Bank all allocations and distributions which may be due and payable or made from time to time on the Purchased Partnership Interest (subject to the terms and conditions set forth in this Bank Agreement) until all outstanding obligations under the Set Aside Purchase Note which is in default shall have been paid in full (including, without limitation, all costs of collection, reasonable attorney fees and other fees and expenses); and (iv) agree that upon foreclosure of the security interest granted pursuant to Section 7.3(b) hereof, pursuant to
          Section 7.7(e) hereof, all allocations and distributions on the Purchased Partnership Interest shall be paid directly to the Bank, as the assignee of J&B, regardless of whether the Bank becomes a substituted limited partner in place of the Investing Partnership in the Operating Partnership but subject to the limitations in clause (iii) above. Upon receipt of each such Consent, Assignment and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                    Section 7.4  Set Aside Investor Notes.
                                 ------------------------

                    (a) Each Investing Partnership listed on Exhibit A hereto is the payee of Investor Notes made by its respective limited partners as partial consideration for their limited partnership interests. Each Investor Note is a full recourse non-interest bearing promissory note payable in one lump sum on its maturity date. After the maturity of an Investor Note any unpaid past-due principal will be subject to interest at the default rate and for the period of time specified in the defaulted Investor Note ("Investor Default Interest"). Under the terms of their respective Purchase Agreements, each Investing Partnership has pledged its Investor Notes to J&B as collateral security for the Investing Partnership's obligations under its respective Purchase Note.

                    (b) In order to secure the payment of the Bank's fees and expenses under this Section 7 and the payment of principal of and interest on the Debentures, subject to the terms and conditions of Section 7.6 hereof, J&B hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of Debentures from time to time, all of the Investor Notes, having an aggregate face value of $4,418,500 listed on Exhibit D hereto, and maturity dates as set forth on Exhibit D hereto (the "Set Aside Investor Notes"), pledged to J&B by the Investing Partnerships listed in Exhibit A hereto, and the proceeds thereof. Upon receipt of each Set Aside Investor Note, the Bank shall execute and deliver to the Company a receipt therefor. Notwithstanding the assignment of the Set Aside Investor Notes to the Bank, the lump sum payments of principal on all Set Aside Investor Notes and Investor Default Interest, if any, shall be payable directly to the Company until such time as an Event of Default shall occur and be continuing. The parties hereto hereby confirm that the principal payable at maturity on each Set Aside Investor Note and Investor Default Interest, if any, listed on Exhibit D hereto will belong to the Company until such time as an Event of Default shall occur and be continuing.

                    (c) J&B shall deliver to the Bank a Consent and Agreement in the form of Exhibit B hereto, executed by each Investing Partnership listed in Exhibit A hereto, under which the Investing Partnership shall (i) consent to J&B's assignment to the Bank pursuant to Section 7.4(b) hereof of the Set Aside Investor Notes payable to such Investing Partnership, (ii) consent to J&B's delivery to the Bank of the Investor Notes, and
          (iii) agree that upon receiving the Bank's notice of an Event of Default that is continuing, the Investing Partnership shall notify the makers of the Set Aside Investor Notes that all payments thereunder shall be made directly to the Bank. Upon receipt of each such Consent and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                    Section 7.5  Secured Partnership Interests.
                                 ------------------------------

                    (a)  Each maker of a Set Aside Investor Note
          ("Investor") has pledged, pursuant to the terms of the subscription agreement between the Investing Partnership listed on Exhibit A hereto and such Investor ("Investor Subscription Agreement"), its limited partnership interest in the Investing Partnership (the "Secured Partnership Interest"), as collateral security for its obligation to pay the principal amount of the Set Aside Investor Note at maturity. Each Investing Partnership listed on Exhibit A hereto, has, pursuant to its Purchase Agreement, pledged and granted to J&B a security interest in all of its right, title and interest in the Secured Partnership Interests, as collateral security for its obligations under its Purchase Note listed on Exhibit A hereto.

                    (b) In order to secure the payment of the Bank's fees and expenses under this Section 7 and the payment of principal and interest on the Debentures, subject to the terms and conditions of Section 7.6 hereof, J&B hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of the Debentures from time to time, all of J&B's rights, title and interest in and to each security interest in a Secured Partnership Interest created under the Purchase Agreements listed in Exhibit A hereto, each allocation and distribution due and payable or to be made from time to time on such Secured Partnership Interests, and the proceeds thereof. In order to perfect such security interest, J&B shall deliver to the Bank Financing Statements for filing by the Bank with the appropriate governmental authorities indicated by J&B to the Bank, and hereby agrees to deliver to the Bank from time to time such additional Financing Statements as must be filed with such appropriate governmental authorities in order to continue the perfection of such security interest. Notwithstanding the assignments, pursuant to this Section 7.5(b), of the above-mentioned security interests, Secured Partnership Interests and due and payable allocations and distributions on Secured Partnership Interests to the Bank, all allocations and distributions on such Secured Partnership Interests shall be payable directly to: (i) the Investor which owns the Secured Partnership Interest, if an event of default shall not have occurred under such Investor's Investor Notes and/or Investor Subscription Agreement (an "Investor Default"); (ii) the Investing Partnership, if an Investor Default shall have occurred and no event of default shall have occurred and be continuing under the Investing Partnership's Purchase Agreement; and (iii) the Bank for payment to the Company, if the Bank shall foreclose on its security interest pursuant to Section 7.7(g) hereof and to the Bank for the benefit of the Bank and the owners of the Debentures from time to time only if the Bank shall foreclose on the security interest granted pursuant to this Section 7.5(b) pursuant to Section 7.7(f) hereof.

                    (c) J&B shall deliver to the Bank a Consent, Assignment and Agreement in the form of Exhibit C hereto, executed by each Investing Partnership listed in Exhibit A hereto, under which the Investing Partnership shall (i) consent to J&B's assignment to the Bank pursuant to Section 7.5(b) hereof of the security interest in the Secured Partnership Interests, each allocation and distribution due and payable or made from time to time on the Secured Partnership Interests, and the proceeds thereof; (ii) consent to J&B's delivery of the above mentioned Financing Statements and the Bank's filing of the Financing Statements from time to time with the appropriate governmental authorities; (iii) assign to the Bank all allocations and distributions which may be due and payable or made from time to time on the Secured Partnership Interests (subject to the terms and conditions set forth in this Bank Agreement) until all outstanding obligations under any Set Aside Investor Notes which are in default shall have been paid in full (including, without limitation, all costs of collection, reasonable attorney fees and other fees and expenses); and (iv) agree that upon foreclosure of the security interests granted pursuant to Section 7.5(b) hereof, pursuant to Section 7.7(f) hereof, all allocations and distributions on the Secured Partnership Interests shall be paid directly to the Bank, as the assignee of J&B (subject to the terms and conditions set forth in this Bank Agreement), regardless of whether the Bank becomes a substitute limited partner in the Investing Partnership in place of the defaulting Investor. Upon receipt of each Consent, Assignment and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                    Section 7.6  Attachment of Security Interests.
                                 ---------------------------------

                    Notwithstanding anything to the contrary in this Bank Agreement, each security interest granted by J&B to the Bank under this Section 7 shall become effective and shall attach only upon J&B's delivery to the Bank of the respective Set Aside Purchase Note, and the related Consent and Agreement and Financing Statements pertaining to that Set Aside Purchase Note, the related Consent, Assignment and Agreement and related Financing Statements pertaining to the Purchased Partnership Interest, the related Set Aside Investor Notes, and the related Consent and Agreement and Financing Statements pertaining to such Set Aside Investor Notes, and the related Consent, Assignment and Agreement and related Financing Statements pertaining to the Secured Partnership Interests. J&B shall be obligated to deliver to the Bank only those Set Aside Purchase Notes selected by J&B, in its sole discretion, and the related Set Aside Investor Notes in such an amount that the sum of 50% of the principal amount of the Set Aside Purchase Notes plus 90% of the principal amount of the related Set Aside Investor Notes equals the principal amount of the Debentures which will be sold at the respective Initial Closing or Additional Closing, together with the Consent and Agreement and Financing Statements pertaining to that Set Aside Purchase Note, the Consent, Assignment and Agreement and related Financing Statements pertaining to the Purchased Partnership Interest, the Consent and Agreement and Financing Statements pertaining to such Set Aside Investor Notes, and the Consent, Assignment and Agreement and Financing Statements pertaining to the Secured Partnership Interests.

                    Section 7.7  Duties of the Bank.
                                 -------------------

                    (a) The Bank shall hold the notes, Agreements and instruments deposited with it for the purposes of this Bank Agreement and for the benefit of the Bank and of the owners of the Debentures from time to time, shall file the Financing Statements delivered to it from time to time by J&B with the appropriate governmental authorities indicated by J&B to the Bank and shall perform all duties imposed upon it by this Bank Agreement until this Bank Agreement is terminated. The security interests and assignments created by this Bank Agreement and by each Consent, Assignment and Agreement shall automatically terminate when all of the Debentures and all amounts payable to the Bank under this Bank Agreement have been paid in full. Thereupon, the Bank shall return to J&B the Set Aside Purchase Notes and the related Set Aside Investor Notes deposited with it pursuant to Section 7.2(b) and Section 7.4(b) hereof, and shall file with the appropriate governmental authorities indicated by J&B to the Bank Financing Statements delivered by J&B to the Bank recording the termination of the Bank's security interests and assignments granted under this Bank Agreement and each Consent, Assignment and Agreement.

                    (b) Upon the occurrence and continuation of an Event of Default, the Bank shall declare the entire outstanding aggregate principal balance of all the Debentures plus all accrued interest due and immediately payable. In addition, the Bank shall immediately notify each Investing Partnership in writing of the occurrence of such Event of Default. Upon receipt of such notice, each Investing Partnership shall (i) make all payments of principal and interest on its respective Set Aside Purchase Note to the Bank and (ii) notify each Investor, in writing, that all payments on its Set Aside Investor Notes shall be made directly to the Bank.

                    The Bank shall collect all payments received under the foregoing security interests and assignments and apply them for the benefit of the Bank and of the owners of the Debentures firstly to the payment of all costs of collection, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of all accrued interest (including, without limitation, interest accrued after the date of the Event of Default) and next to the repayment of principal of the Debentures, until all amounts due under the Debentures shall have been paid in full together with all costs of collection, fees and expenses.

                    (c) Upon the occurrence and continuation of an Event of Default, the Bank shall be entitled to institute action against the Co-Obligors, jointly or severally, to collect payment under the Debentures without any prior requirement to attempt to collect any funds under the Set Aside Purchase Notes or the related Purchased Partnership Interests, Set Aside Investor Notes or Secured Partnership Interests. In the event that the Company shall default on its payment obligations to the Bank under this Bank Agreement, the Bank shall be entitled to institute action against the Company, jointly or severally, to collect payment under this Bank Agreement, without any prior requirement to attempt to collect any funds under the Set Aside Purchase Notes or the related Purchased Partnership Interests, Set Aside Investor Notes or Secured Partnership Interests.

                    (d) Upon the occurrence and continuation of an Event of Default, the Bank, in its discretion, is authorized to, but shall not be required to, proceed in any way legally available to it to liquidate (i) the Set Aside Purchase Notes and the Purchased Partnership Interests (if the Bank shall have foreclosed on such Set Aside Purchase Note pursuant to Section 7.7(e) hereof) or (ii) the Set Aside Investor Notes and Secured Partnership Interests (if an Investor Default shall have occurred and the Bank shall have foreclosed on such Set Aside Investor Note pursuant to Section 7.7(f) hereof) including, in each case, but not limited to, the public or private sale of all or any part thereof upon three (3) days' prior notice to the Company, free and clear of any claim, lien, charge or encumbrance including, without limitation, any right of equity of redemption. The Bank shall apply the proceeds of any such sale firstly to the payment of the expenses of the sale, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of accrued interest including accrued interest from and after the Event of Default, and next to the payment of principal of the Debentures. The Bank shall not be liable to the Company or its affiliates because of any sale or the consequences thereof.

                    (e) While an Event of Default is continuing, if there shall occur or if there shall have occurred and be continuing an event of default under any Set Aside Purchase Note, the Bank shall immediately send written notice of that event of default under that Set Aside Purchase Note to the maker of that Set Aside Purchase Note. If that event of default is continuing after the expiration of the grace period, if any, contained in that Set Aside Purchase Note, the Bank shall immediately foreclose on the security interest in the related Purchased Partnership Interest by notifying the general partner of the related Operating Partnership of the foreclosure. The Bank shall send a notice to the Investing Partnership stating that it is retaining the Purchased Partnership Interest in discharge of the defaulted Set Aside Purchase Note pursuant to Section 9-505 of the Uniform Commercial Code and shall request admission as a substituted limited partner in place of the related Investing Partnership in that Operating Partnership, subject to the limitations set forth in Section 7.3(c)(iii) hereof, and to obtaining previous Multi-family Participation Clearance from the United States Department of Housing and Urban Development ("HUD 2530 Clearance") with respect to that Operating Partnership, if required, in satisfaction of that Set Aside Purchase Note (but not of any Debenture); provided, that during any time period pending obtaining HUD 2530 Clearance, if required, or if HUD 2530 Clearance is required for that Operating Partnership but cannot be obtained, or if the Bank may not be admitted as a substituted limited partner in the Operating Partnership for any reason, the Bank shall nevertheless be entitled to receive all allocations and distributions from that Operating Partnership as the assignee of J&B and this Bank Agreement shall operate as an assignment of such allocations and distributions by the Investing Partnership subject to the limitations set forth in Section 7.3(c)(iii) hereof. In addition, while an Event of Default is continuing, if there shall occur or if there shall have occurred and be continuing an event of default under any Set Aside Purchase Note or under any Partnership Agreement governing the Operating Partnership related to the Purchased Partnership Interest, the Bank shall be authorized to exercise any and all rights and remedies available to it as the holder of the respective Set Aside Purchase Note, the substituted partner or assignee with respect to the Purchased Partnership Interest in the related Operating Partnership, as well as any other remedy available under law or equity. The Bank shall apply the proceeds of its exercise of the above-mentioned rights and remedies firstly to the payment of all costs of collection, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of all accrued interest (including, without limitation, interest accrued after the date of the Event of Default) and next to repayment of principal of the Debentures, until all amounts due under the Debentures shall have been paid in full together with all costs of collection, fees and expenses.

                    (f) While an Event of Default is continuing, if an Investor Default shall occur and be continuing, the Bank shall immediately send written notice of that Investor Default to the defaulting Investor and to the general partner of the Investing Partnership. If the Investor Default is continuing after the expiration of the grace period, if any, contained in that Set Aside Investor Note, the Bank shall immediately foreclose on the security interest in the related Secured Partnership Interest by notifying the defaulting Investor and general partner of the related Investing Partnership of the foreclosure. The Bank shall send a notice to the Investing Partnership, which shall deliver a copy of such notice to the defaulting Investor, stating that it is retaining the Secured Partnership Interest in discharge of the defaulted Set Aside Investor Note pursuant to Section 9-505 of the Uniform Commercial Code and shall request admission as a substituted limited partner in place of the defaulting Investor in that Investing Partnership, subject to the limitations set forth in Section 7.5(c)(iii) hereof. If the Bank may not be admitted as a substituted limited partner in the Investing Partnership for any reason, the Bank shall nevertheless be entitled to receive all allocations and distributions from the Investing Partnership in respect of such Secured Partnership Interest as the assignee of such Secured Partnership Interest, and this Bank Agreement shall operate as an assignment of such allocations and distributions by the Investing Partnership, subject to the limitations set forth in Section 7.5(c)(iii) hereof. In addition, while an Event of Default is continuing, if an Investor Default shall occur or shall have occurred and be continuing or an event of default under any Partnership Agreement governing the Investing Partnership related to the Secured Partnership Interest shall occur or shall have occurred and be continuing, the Bank shall be authorized to exercise any and all rights and remedies available to it as the holder of the respective Set Aside Investor Note, the substituted limited partner or assignee with respect to the Secured Partnership Interest in the related Investing Partnership, as well as any other remedy available under law or equity. The Bank shall apply the proceeds of its exercise of the above-mentioned rights and remedies firstly to the payment of all costs of collection, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of all accrued interest (including, without limitation, interest accrued after the date of the Event of Default) and next to the repayment of the Debentures, until all amounts due under the Debentures shall have been paid in full together with all costs of collection, fees and expenses.

                    (g) If an Investor Default shall occur when no Event of Default is continuing, then the Company shall immediately give the Bank and the defaulting Investor notice thereof. If that event of default is continuing after the expiration of the grace period, if any, contained in the Set Aside Investor Note in respect of which the Investor Default occurred, if the Company shall not effect a substitution pursuant to Section 7.11(e) hereof, the Bank shall immediately foreclose on the security interest in the related Secured Partnership Interest by notifying the general partner of the related Investing Partnership of such foreclosure. The Bank shall send a notice to the Investing Partnership, which shall deliver a copy of such notice to the defaulting Investor, stating that it is retaining the Secured Partnership Interest in discharge of the defaulted Set Aside Investor-Note pursuant to Section 9-505 of the Uniform Commercial Code and shall request admission as a substituted limited partner in the Investing Partnership in place of the defaulting Investor, subject to the limitations in Section 7.5(c)(iii) hereof. If the Bank may not be admitted as a substituted limited partner in the Investing Partnership for any reason, the Bank shall be entitled nevertheless to receive all allocations and distributions from that Investing Partnership as the assignee of the Secured Partnership Interest and this Bank Agreement shall operate as an assignment of such allocations and distributions by the Investing Partnership, subject to the limitations in Section 7.5(c)(iii) hereof. The Bank shall pay over to the Company any amounts received from the Investing Partnership unless and until an Event of Default shall occur and be continuing. If and when such Event of Default shall occur and be continuing, the Bank shall follow the proceedings specified in this Section 7.7.

                    (h) The rights and remedies enumerated herein are in addition to and not in lieu of any other right or remedy available to the Bank under law or equity, including, without limitation, rights and remedies available to a secured party under the Uniform Commercial Code; provided, however, that the Bank shall not be entitled to apply the proceeds of the foreclosure of any Set Aside Purchase Note, Purchased Partnership Interest, Set Aside Investor Note, or Secured Partnership Interest to amounts owing to the Bank or the owners of the Debentures under this Bank Agreement unless an Event of Default shall occur and be continuing. The Bank shall be entitled to exercise one or more remedies at the same time, all such rights and remedies being cumulative and not mutually exclusive.

                    (i) The Co-Obligors shall remain jointly and severally liable for any deficiency remaining after the application of proceeds of the foreclosure of any Set Aside Purchase Note, Purchased Partnership Interest, Set Aside Investor Note, or Secured Partnership Interest collected by the Bank including, but not limited to, all actual costs and expenses of collection (including, without limitation, reasonable attorneys' fees and expenses). If any funds shall remain in the possession of the Bank after the payment of all amounts due under the Debentures, all such costs of collection thereof and all other actual fees and expenses (including without limitation reasonable attorneys' fees and expenses) of the Bank, the Bank shall deliver such remaining funds to the Company. The provisions of this Section 7.7(i) shall survive the termination of this Bank Agreement.

                    Section 7.8  Events of Default.
                                 -------------------

                    If any of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                         (i) the Company defaults in the payment of any part of the principal of any Debenture when the same shall become due and payable, and such default shall have continued for more than 30 days; or

                         (ii) the Company defaults in the payment of any
                    part of the interest on any Debenture when the same shall become due and payable, and such default shall have continued for more than 15 days;

          then, the Bank, by notice to the Company, or the owners of at least 25% of the principal amount of the Debentures, by notice to the Company and to the Bank, may declare the entire principal of and accrued interest on all Debentures to become immediately due and payable at par without presentment, demand, protest or other notice of any kind, all of which are waived by the Company.

                    Section 7.9  Sale of Set Aside Purchase Notes and
                                 ------------------------------------
          Related Set Aside Investor Notes.
          --------------------------------

                    The Company may from time to time while no Event of Default shall have occurred and be continuing arrange the sale of one of more Set Aside Purchase Notes and all of the related Set Aside Investor Notes to a third party, subject to the following conditions:

                         (i) The Company shall give prompt written notice thereof to the Bank together with all relevant details of the proposed transaction.

                         (ii) The Bank shall receive cash in the amount equal to (x) the sum of 50% of the principal balance due at maturity of the Set Aside Purchase Note being sold plus 90% of the principal amount of the related Set Aside Investor Notes being sold and (y) an amount sufficient to pay accrued interest on the pro rata portion of Debentures to be prepaid pursuant to subparagraph (iv) below.

                         (iii) Notwithstanding the above, in no event may a Set Aside Purchase Note be sold apart from all of the related Set Aside Investor Notes and no Set Aside Investor Note may be sold apart from the related Set Aside Purchase Note.

                         (iv)  Upon receipt of cash as provided in
                    subparagraph (ii) above, the Bank will apply the proceeds to the pro rata redemption of the Debentures at par plus payment of accrued interest thereon. Thereafter, the Bank shall deliver each Set Aside Purchase Note and related Set Aside Investor Notes that are then sold to J&B, or at the written request of J&B, to the purchaser, together with an assignment of security interest and Purchase Agreement covering the related Purchased Partnership Interest and Secured Partnership Interests. Subject to Section 8(b) hereof the Bank shall have no liability whatsoever to the purchaser or any party hereto for its actions pursuant to this Section 7.9.

                    Section 7.10  Fees and Expenses.
                                  -------------------  In addition to the
          administration fee set forth in Section 1.7 hereof, the Bank shall be entitled to compensation for its services under this
          Section 7 in the amount of $2,500 as an acceptance fee, payable upon execution and delivery of this Bank Agreement; and administrative fees, payable annually on the anniversary date of this Bank Agreement, based upon the aggregate principal amount of outstanding Debentures ten days prior to the anniversary date, in the following amounts:

               $   500,000 to $ 1,000,000 outstanding . . . . . . . $ 2,500
               $ 1,000,001 to $ 2,000,000 outstanding . . . . . . . $ 3,000
               $ 2,000,001 to $ 3,000,000 outstanding . . . . . . . $ 4,000
               $ 3,000,001 to $ 4,000,000 outstanding . . . . . . . $ 5,000
               $ 4,000,001 to $ 5,000,000 outstanding . . . . . . . $ 6,000
               $ 5,000,001 to $ 6,000,000 outstanding . . . . . . . $ 7,000
               $ 6,000,001 to $ 7,000,000 outstanding . . . . . . . $ 8,000
               $ 7,000,001 to $ 8,000,000 outstanding . . . . . . . $ 9,000
               $ 8,000,001 to $ 9,000,000 outstanding . . . . . . . $10,000
               $ 9,000,001 to $ 9,850,000 outstanding . . . . . . . $11,000

          The Company shall reimburse the Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 7 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy, retention of records, and the filing of Financing Statements, and reasonable fees and expenses of counsel), payable within ten (10) days after the Bank gives notice to the Company that it incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. The Set Aside Purchase Notes and the related Purchased Partnership Interests in which the Bank has a security interest will be available to satisfy the Company's payment obligations to the Bank under this Section 7.10 only when an Event of Default has occurred and is continuing. The provisions of this Section 7.10 shall survive the termination of this Bank Agreement.

                    Section 7.11  Substitution of Set Aside Purchase Notes
                                  ----------------------------------------
          and Set Aside Investor Notes.
          ------------------------------
                    (a) The Company may from time to time withdraw any one or more of the Set Aside Purchase Notes together with all of the related Set Aside Investor Notes (a withdrawn Set Aside Purchase Note shall be defined for the purposes herein as the "Withdrawn Set Aside Purchase Note" and the withdrawn related Set Aside Investor Notes shall be defined for the purposes herein as the "Withdrawn Set Aside Investor Notes") and replace the Withdrawn Set Aside Purchase Note with any one or more Purchase Notes of which it is the holder (any such Purchase Note shall be defined for the purposes herein as the "New Set Aside Purchase Note") and replace the Withdrawn Set Aside Investor Notes with Investor Notes payable to the maker of the New Set Aside Purchase Note (any such Investor Notes shall be defined for the purposes herein as the "New Set Aside Investor Notes") so long as (i) no Event of Default has occurred and is continuing and (ii) the sum of (x) 50% of the aggregate principal amount of the Set Aside Purchase Notes held by the Bank after the Withdrawn Set Aside Purchase
          Note is withdrawn and the New Set Aside Purchase Notes are deposited plus (y) 90% of the aggregate principal balance of the Set Aside Investor Notes held by the Bank after the Withdrawn Set Aside Notes are withdrawn and the New Set Aside Investor Notes are deposited is equal to the principal amount of the Debentures that remain outstanding.

                    (b) The Company may only substitute a New Set Aside Purchase Note for a Withdrawn Set Aside Purchase Note if (i) it simultaneously substitutes the New Set Aside Investor Notes for the withdrawn Set Aside Investor Notes and (ii) the New Set Aside Investor Notes are payable to the Investing Partnership that is the maker of the New Set Aside Purchase Notes.

                    (c)  In order to effect the substitution described in
          Section 7.11(a) hereof, the Company shall deliver to the Bank (i) the New Set Aside Purchase Note along with the Consent and Agreement as described in Section 7.2(c) hereof, the Financing Statements pertaining to the New Set Aside Purchase Note, the Consent, Assignment and Agreement as described in Section 7.3(c) hereof, and the related Financing Statements pertaining to the Purchased Partnership Interest that secures such New Set Aside Purchase Note and (ii) the New Set Aside Investor Notes along with the Consent and Agreement as described in Section 7.4(c) hereof, the Financing Statements pertaining to the New Set Aside Investor Notes, the Consent, Assignment and Agreement as described in Section 7.5(c) hereof, and the related Financing Statements pertaining to the Secured Partnership Interests that secure such New Set Aside Investor Notes. Upon receiving the New Set Aside Purchase Note, the New Set Aside Investor Notes and the related documents described in the preceding sentence, the security interest and assignment created by this Bank Agreement, each Consent, Assignment and Agreement described in Section 7.2(c) hereof and Section 7.4(c) hereof each as relates to the Withdrawn Set Aside Purchase Note, each Consent, Assignment and Agreement described in Section 7.3(c) hereof and Section 7.5(c) hereof each as relates to the Withdrawn Set Aside Investor Notes, shall automatically terminate and shall have no further force or effect. There upon, the Bank shall (i) return the Withdrawn Set Aside Purchase Note and Withdrawn Set Aside Investor Notes to the Company, (ii) execute and deliver to the Company an instrument prepared by J&B effecting a release by the Bank of the existing assignment of the security interest and Purchase Agreement covering the related Purchased Partnership Interest and the Secured Partnership Interests, (iii) file with the appropriate governmental authorities indicated by J&B to the Bank, Financing Statements delivered by J&B to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement, and (iv) return to J&B the Consent and Agreement described in Section 7.2(c) hereof and the Consent, Assignment and Agreement described in Section 7.3(c) hereof, each as relates to such Withdrawn Set Aside Purchase Note, and return to J&B the Consent and Agreement described in Section 7.4(c) hereof and the Consent, Assignment and Agreement described in Section 7.5(c) hereof, each as relates to the Withdrawn Set Aside Investor Notes. The Company will notify the Debenture holders of the substitution of the Withdrawn Set Aside Purchase Note and Withdrawn Set Aside Investor Notes with the New Set Aside Purchase Note and New Set Aside Investor Notes, respectively, within sixty (60) days thereof and provide those Debenture holders with the information pertaining to the New Set Aside Purchase Note and New Set Aside Investor Notes that would have been contained in the Memorandum if the New Set Aside Purchase Note and New Set Aside Investor Notes had been included with the Set Aside Purchase Notes and Set Aside Investor Notes described therein.

                    (d) After the substitution of the New Set Aside Purchase Note and the New Set Aside Investor Notes for the Withdrawn Set Aside Purchase Note and Withdrawn Set Aside Investor Notes, respectively, the New Set Aside Purchase Note shall be deemed to be a Set Aside Purchase Note and the New Set Aside Investor Notes shall be deemed to be Set Aside Investor Notes, in each case, for all purposes as set forth in this Bank Agreement.

                    (e) Anything in this Bank Agreement to the contrary notwithstanding, so long as no Event of Default shall occur and be continuing and so long as the provisions of Section 7.11 hereof are complied with, upon the occurrence of an Investor Default, J&B shall have the right, within 90 days of the occurrence of such Investor Default, to arrange for the sale of the Secured Partnership Interest of the defaulting Investor to a new Investor and to substitute Investor Notes ("Substitute Investor Notes"), of the new Investor (which shall be in like principal amount and maturity as the defaulted Investor Notes and be payable to the same Investing Partnership as the defaulted Investor Notes for the Investor Notes) of the defaulting Investor. Upon such substitution the Bank shall return the defaulted Investor Notes to the Company and the Substitute Investor Notes shall be Set Aside Investor Notes for all purposes hereunder.

                    Section 7.12  Delivery of Set Aside Purchase Notes and
                                  ----------------------------------------
          Set Aside Investor Notes.
          -------------------------- The Company shall deliver the Set Aside Purchase Notes and the related Set Aside Investor Notes together with the Consent, Assignment and Agreement required by
          Section 7.3(c) hereof and Section 7.5(c), and the Consent and Agreement required by Section 7.2(c) hereof and Section 7.4(c) hereof, and the related Financing Statements as follows:

                    (a) Original Set Aside Purchase Notes and related original Set Aside Investor Notes shall be delivered to:

                              The Bank of New York
                              1 Wall Street
                              New York, New York 10286
                              Attention:     Mr. Vincent Nardone,
                                             A.V.P., Security Operation
                                             Free Receive Area, 5th Floor.

                         No less than ten days prior to the delivery by the Company to the Bank of the first Set Aside Purchase Note, the Company shall deliver a schedule in duplicate form of all Set Aside
                         Purchase Notes and Set Aside Investor Notes to the Bank at the address set forth in Section 12 hereof.

                    (b) Copies of each Set Aside Purchase Note and related Set Aside Investor Notes together with the Consent, Assignment and Agreement required by
                         Section 7.3(c) hereof and Section 7.5(c) hereof, and the Consent and Agreement required by Section 7.2(c) hereof and Section 7.4(c) hereof, and the related Financing Statements shall be delivered by the Company to the Bank for execution at the address set forth in Section 12 hereof and promptly returned to Company's counsel at the address as set forth in Section 12 hereof.

                    Section 8.  Other Rights and Duties of Bank.
                                --------------------------------

                    (a) The Bank need exercise only those rights and need perform only those duties that are contemplated or specifically set forth in this Bank Agreement and no others.

                    (b) Notwithstanding anything herein to the contrary, the Bank may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct except that

                         (i) This paragraph does not limit the effect of paragraph (a) of this Section.

                         (ii) The Bank shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a Notice received by it pursuant to Section 18(b) of the Subscription Agreement.

                    (c) The Bank may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Bank need not investigate any fact or matter stated in the document.

                    (d) Before the Bank acts or remains from acting, it may require an officer's certificate or an opinion of counsel. The Bank shall not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion.

                    (e) The Bank may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                    Section 9.  No Representations.
                                ------------------  The Bank makes no
          representation as to the validity or adequacy of this Bank Agreement or the Debentures, or any Set Aside Purchase Note, Purchased Partnership Interest, Set Aside Investor Note or Secured Partnership Interest in which the Bank has a security interest, or any Financing Statement delivered to it by J&B or the Bank's filing of any such Financing Statement with any governmental authority; it shall not be accountable for the Company's use of the proceeds from the Debentures and it shall not be responsible for any statement in the Memorandum or in the Debentures other than its authentication.

                    Section 10.  Indemnification.
                                 ---------------- The Company shall
          indemnify, defend and hold the Bank harmless from and against any and all loss, damage, liability, claim and expense, including taxes (other than taxes based on the income of the Bank) incurred by the Bank arising out of or in connection with its acceptance or performance of its obligations under this Bank Agreement, including the legal costs and expenses of defending itself against any claim or liability in connection with its performance under this Bank Agreement. The Bank shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Bank shall cooperate in the defense. The Bank may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Bank through gross negligence or bad faith. The provisions of this Section 10 shall survive the termination of this Bank Agreement.

                    Section 11.  Replacement of Bank.
                                 --------------------
                    (a)  A resignation or removal of the Bank and
          appointment of a successor Bank shall become effective only upon the successor Bank's acceptance of appointment as provided in this Section 11.

                    (b) The Bank may resign by so notifying the Company. The owners of a majority in principal amount of the Debentures outstanding may remove the Bank for any reason by so notifying the Bank and the Company. The Company may remove the Bank if:

                         (i)  the Bank is adjudged a bankrupt or an
               insolvent;

                         (ii) a receiver or public officer takes charge of the Bank or its property; or

                         (iii)  the Bank becomes incapable of acting.

                    (c) (i) If the Bank resigns or is removed or if a vacancy exists in the office of the Bank for any reason the Company shall promptly appoint a successor Bank.

                         (ii) If a successor Bank does not take office within 60 days after the retiring Bank gives notice of resignation or action is taken to remove the retiring Bank, the retiring Bank, the Company or the owners of at least 10% in principal amount of the Debentures outstanding may petition any court of competent jurisdiction for the appointment of a successor Bank.

                         (iii) A successor Bank shall deliver a written acceptance of its appointment to the retiring Bank and the Company. Thereupon the resignation or removal of the retiring Bank shall become effective and the successor Bank shall have all the rights, powers and duties of the Bank under this Bank Agreement. The successor Bank shall mail a notice of its succession to Debenture owners. Upon payment to the retiring Bank of all amounts owed to it under this Bank Agreement, the retiring Bank shall promptly transfer all property held by it as Bank to the successor Bank.

                    (d) If the Bank consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Bank.

                    Section 12.  Notices.
                                 --------  All notices and other
          communications pursuant to this Bank Agreement shall be in writing and shall be delivered by hand or sent by registered, certified, return receipt requested, or first class mail, or by facsimile, confirmed by writing, delivered by hand or sent by registered or certified mail, return receipt requested, delivered or sent on the date of the facsimile, addressed as follows:

                    (a)  If to the Company:

                         J&B Management Company
                         One Executive Drive
                         Fort Lee, New Jersey 07024
                         Facsimile Number: (201) 947-6663
                         Attention: Bernard M. Rodin


                         With a copy to:

                         Reid & Priest
                         40 West 57th Street
                         New York, New York 10019
                         Facsimile Number: (212) 603-2298
                         Attention: Michele R. Jawin, Esq.


                    (b)  If to Debenture owners:

                         At the addresses of the registered owners appearing in the register maintained by the Bank.

                    (c)  If to Bank:

                         The Bank of New York
                         101 Barclay Street
                         New York, New York 10286
                         Facsimile Number: (212) 815-5999
                         Attention:  Harley Jeanty,
                                       Corporate Trust
                                       Trustee Administration

          or at such other address as a party shall have last furnished to the other parties hereto in writing. Any notice provided for herein shall be deemed to have been given on the date of the receipt of the notice by hand delivery or of the facsimile or the third Business Day after the date of mailing, certified mail, return receipt requested.

                    Section 13.  Choice of Law.
                                 --------------- This Bank Agreement shall be governed by the laws of the state of New York, without giving effect to the principles of conflicts of law thereof.

                    Section 14.  Prior Agreements; Amendment.
                                 ---------------------------  This Bank
          Agreement, together with each Consent and Agreement and each Consent, Assignment and Agreement referred to in Section 7 hereof, sets forth the entire Agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior Agreements, contracts, promises, representations, warranties, statements, arrangements and understandings, if any, among the parties hereto or their representatives with respect to the subject matter hereof. No waiver, modification or amendment of any provision, term or condition hereto shall be valid unless in writing and signed by all parties hereto, and any such waiver, modification or amendment shall be valid only to the extent therein set forth.

                    Section 15.  Successors.
                                 ----------- This Bank Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                    Section 16.  Enforceability.
                                 ---------------  Any provision of this
          Bank Agreement which may by determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                    Section 17.  Counterparts.
                                 ------------ This Bank Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.




                              [INTENTIONALLY LEFT BLANK]



                    Section 18.  Definitions.
                                 --------------
                    All terms used in this Bank Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Memorandum.

                    IN WITNESS WHEREOF, the parties hereto have executed this Bank Agreement as of the date first above written.

          J&B MANAGEMENT COMPANY        THE BANK OF NEW YORK


          By: /s/ John Luciani          By: /s/ Harley Jeanty
              ----------------------        ------------------------------
             Title:  GENERAL PARTNER       Title: ASSISTANT VICE PRESIDENT


          LEISURE CENTERS, INC.



          By: /s/ John Luciani
              --------------------------
             Title:  PRESIDENT


          J&B MANAGEMENT CORP.



          By: /s/ John Luciani
             ---------------------------
             Title:  PRESIDENT


          SULGRAVE REALTY CORPORATION



          By: /s/ John Luciani
              --------------------------
             Title:  PRESIDENT


          WILMART DEVELOPMENT CORP.



          By: /s/ John Luciani
          ------------------------------
             Title:  PRESIDENT